                                                                    Exhibit 99

                                                                          News
--------------------------------------------------------------------------------
SunTrust



   Press Release

   For Immediate Release:
   Contact: Gary Peacock, Jr. (404) 658-4879

     SunTrust Reports Record Operating Income and Earnings Per Share

     ATLANTA, October 10, 2001 - SunTrust Banks, Inc. (NYSE: STI) today reported record operating income for the third quarter of 2001 of $354.3 million, up 7% from the third quarter of 2000. Operating income per diluted share was $1.22, up 10% from the $1.11 per diluted share earned in the third quarter of 2000. Operating income excludes $20.2 million in after-tax nonrecurring items associated with the Company's proposal to acquire Wachovia for the third quarter of 2001 and excludes the $5.4 million in after-tax merger related charges for the third quarter of 2000. Reported net income was $334.1 million for the quarter or $1.15 per diluted share compared to $326.8 million or $1.10 per diluted share in the third quarter of 2000. For the quarter, reported return on assets was 1.34% and return on average realized equity was 21.02%.

     "Despite the headwind of a much weakened economy, we are very pleased to announce yet another record quarter, reflective of SunTrust's commitment to providing one of the most consistent and high quality earnings performance in our industry," said L. Phillip Humann, SunTrust's Chairman, President, and Chief Executive Officer. "Our Company benefited from continued growth in fee income and disciplined control of expenses. And while we have, predictably, seen an increase in our levels of nonperforming assets and charge-offs, our credit quality remains sound and very favorable compared to recently published peer results."

     For the first nine months of 2001, operating income was $1,039.0 million compared to the $989.8 million earned in the first nine months of 2000. Operating income per diluted share for the first nine months of 2001 was $3.55, up 9% from that earned in 2000. Including $20.2 million in after-tax non recurring items associated with the Company's Wachovia proposal in 2001 and $26.0 million in after-tax merger-related charges in 2000, for the first nine months of 2001, reported net income was $1,018.8 million, up 6% from the $963.7 million earned in the first nine months of 2000. Net income per diluted share was $3.48, up 9% from the first nine months of 2000.

     Fully taxable net interest income was $813.9 million in the third quarter, up 4% from the third quarter of 2000. The net interest margin for the quarter was 3.56%, up 9 basis points from the third quarter of 2000. For the first nine months of 2001, fully taxable net interest income was $2,463.2 million, up 5% from the first nine months of 2000.

     Average loans for the third quarter were $69.0 billion and average earning assets were $90.6 billion. Adjusting for recent securitizations, average loans were up .5% from the

                                                                          News
--------------------------------------------------------------------------------
SunTrust


     third quarter of last year. Average consumer and commercial deposits for the third quarter were $57.1 billion, up an annualized 5% from the second quarter.

     Noninterest income, excluding securities gains and losses, was $514.2 million in the quarter, up 15% from the third quarter of 2000. Total noninterest income, including net securities gains, was $550.4 million for the quarter, up 23% from the third quarter of 2000. Noninterest income represented 40% of total revenue or 39% without net securities gains. For the first nine months of 2001, noninterest income, excluding securities gains and losses, was $1,477.1 million, up 12% from the first nine months of 2000.

     Total noninterest expense in the quarter was $776.8 million. As previously mentioned, included in the noninterest expenses for the third quarter was $32 million ($20.2 million after-tax) or $.07 per diluted share in expenses associated with the Company's proposal to acquire Wachovia. Additionally, in the third quarter the Company spent $17.5 million ($11.4 million after-tax) or $.04 per diluted share on its One Bank initiative for enhancements to customer based systems that will yield operating efficiencies in the future. For the first nine months of 2001, the Company spent $39.1 million ($25.4 million after-tax) or $.09 per diluted share on this initiative. Adjusting for unusual expense items, third quarter 2001 noninterest expenses were up 4% compared to third quarter 2000. The Company's efficiency ratio was 56.94% in the third quarter of 2001, an improvement from the 57.50% reported in the third quarter of 2000. For the first nine months of 2001, total noninterest expense was $2,283.3 million, up 7% from the first nine months of 2000. The improvement in operating efficiency is attributable to a series of initiatives undertaken over the past two years to enhance standardization across the Company following consolidation of SunTrust's banking charters in January 2000.

     Consistent with the slowing economy, the Company's charge-offs and nonperforming asset levels rose in the third quarter. Net charge-offs in the third quarter were $79.9 million or .46% of average loans. The provision for loan losses was $80.2 million for the third quarter. For the first nine months of 2001, annualized net charge-offs were .35% of average loans.

     Nonperforming assets were $509.1 million at quarter end or .73% of loans and foreclosed properties. Total nonperfoming assets were up 18% from the second quarter end. The Company continues to sell nonperforming assets in the secondary loan market as opportunities permit. Nonperforming assets at September 30, 2001 included $490.2 million in nonperforming loans and $18.9 million in net other real estate owned. The allowance for loan losses at September 30, 2001 was $866.4 million and represented 1.24% of loans and 176.7% of nonperforming loans. Over the long term, the Company's net charge-offs and non-performing asset levels have been substantially below industry averages, and current levels remain much better than the most recently published industry averages.

     On September 26, the Company announced plans to acquire Huntington's Florida franchise. Huntington-Florida has approximately $4.7 billion in deposits and $2.6

                                                                          News
--------------------------------------------------------------------------------
SunTrust


     billion in loans and operates 141 branches in central and southwestern Florida. This acquisition expands the Company's presence in some of the best markets in Florida.

     At September 30, 2001, SunTrust had total assets of $103.3 billion. Equity capital of $8.2 billion represented 7.94% of total assets. Book value per share was $28.40, up 10% from the third quarter 2000.

     To view the corresponding financial tables and information, please refer to the Investor Relations section located under "About SunTrust" of our website at www.suntrust.com. This information may also be directly accessed via the quick link entitled "Earnings Release" located at the lower right hand corner of the SunTrust homepage.

     Also, SunTrust will host a conference call this morning at 9:00 a.m. (Eastern). Individuals may access the call by dialing 888-709-9420; passcode 75302 (domestically) or 415-228-3886; passcode 75302 (internationally). A replay of the call will be available beginning this afternoon by dialing 800-944-7324; passcode 89371 (domestically) or 402-220-3515; passcode 89371 (internationally). The replay of the call will be available for ten days.

     SunTrust Banks, Inc., based in Atlanta, Georgia, is the nation's 9th largest commercial banking organization. The Company provides a wide range of services to meet the financial needs of its growing customer base in Alabama, Florida, Georgia, Maryland, Tennessee, Virginia, and the District of Columbia. Its primary businesses include traditional deposit and credit services as well as trust and investment services. Through various subsidiaries the Company provides credit cards, mortgage banking, insurance, brokerage and investment services.

     This press release may contain forward-looking statements as defined by federal securities law which involve significant risks and uncertainties. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets.

   SunTrust Banks, Inc. and Subsidiaries
   FINANCIAL HIGHLIGHTS

   ---------------------------------------------------------------------------------------------------------------------------------
                                                               Three Months Ended                   Nine Months Ended
                                                          -------------------------       %      ----------------------       %
                                                             2001            2000       Change     2001          2000       Change
   ---------------------------------------------------------------------------------------------------------------------------------
   EARNINGS & DIVIDENDS
   Period Ended September 30
   (Dollars in millions except per share data)

   Net income                                             $   334.1       $   326.8       2.2%   $ 1,018.8    $   963.7       5.7%

   Earnings per share
       Diluted                                            $    1.15       $    1.10       4.5    $    3.48    $    3.19       9.1
       Basic                                                   1.17            1.11       5.4         3.53         3.22       9.6

   Dividends paid per common share                             0.40            0.37       8.1         1.20         1.11       8.1
   Average shares outstanding (000s)
       Diluted                                              289,601         298,558      (3.0)     292,347      302,465      (3.3)
       Basic                                                285,571         295,575      (3.4)     288,395      299,327      (3.7)
   KEY RATIOS
   Return on average assets                                    1.34%           1.34%        - %       1.36%        1.35%      0.7%
   Return on average realized equity (4)                      21.02           21.62      (2.8)       21.76        21.47       1.4
   Return on average total equity (4)                         16.58           17.36      (4.5)       17.06        17.43      (2.1)
   Net interest margin(1)                                      3.56            3.47       2.6         3.58         3.57       0.3
   Efficiency ratio                                           56.94           57.50      (1.0)       56.22        57.89      (2.9)
   Period Ended September 30
   -------------------------
   Book value per share                                       28.40           25.85       9.9        28.40        25.85       9.9
   Equity to assets                                            7.94            7.64       3.9         7.94         7.64       3.9
   Tier 1 capital ratio                                        7.05  (3)       7.02       0.4
   Total capital ratio                                        11.30  (3)      10.73       5.3
   Tier 1 leverage ratio                                       6.95  (3)       6.92       0.4
   ---------------------------------------------------------------------------------------------------------------------------------
   CONDENSED BALANCE SHEET (Dollars in millions)
   Average Balances
   ----------------
   Securities available for sale                          $  18,203       $  16,969       7.3%   $  19,068    $  17,275      10.4%
   Loans held for sale                                        3,183           1,395     128.2        2,671        1,371      94.8
   Loans                                                     69,024          71,507      (3.5)      70,183       69,463       1.0
   Other earning assets                                       2,781           2,158      28.9        2,651        2,049      29.4
   Allowance for loan losses                                   (873)           (869)      0.5         (879)        (872)      0.8
   Intangible assets                                            832             807       3.1          822          801       2.6
   Other assets                                               8,096           7,425       9.0        8,032        7,354       9.2
                                                          ---------       ---------              ---------    ---------
   Total assets                                           $ 101,246       $  99,392       1.9    $ 102,548    $  97,441       5.2
                                                          =========       =========              =========    =========

   Consumer and commercial deposits                       $  57,081       $  53,641       6.4    $  55,997    $  53,648       4.4
   Purchased liabilities(2)                                  18,405          25,934     (29.0)      21,507       24,914     (13.7)
   Long-term debt                                            12,926           8,378      54.3       12,371        7,803      58.5
   Other liabilities                                          4,838           3,951      22.5        4,687        3,689      27.1
                                                          ---------       ---------              ---------    ---------
   Total liabilities                                         93,250          91,904       1.5       94,562       90,054       5.0
   Realized shareholders' equity                              6,305           6,013       4.9        6,260        5,995       4.4
   Accumulated other comprehensive income                     1,691           1,475      14.6        1,726        1,392      24.0
                                                          ---------       ---------              ---------    ---------
   Total liabilities and shareholders' equity             $ 101,246       $  99,392       1.9    $ 102,548    $  97,441       5.2
                                                          =========       =========              =========    =========

   Period Ended September 30
   -------------------------
   Securities available for sale                          $  18,493       $  17,099       8.2
   Loans held for sale                                        3,255           1,496     117.6
   Loans                                                     69,630          72,114      (3.4)
   Other earning assets                                       3,071           2,352      30.6
   Allowance for loan losses                                   (866)           (874)     (0.9)
   Intangible assets                                            858             812       5.7
   Other assets                                               8,821           7,716      14.3
                                                          ---------       ---------
   Total assets                                           $ 103,262       $ 100,715       2.5
                                                          =========       =========

   Consumer and commercial deposits                       $  57,217       $  53,509       6.9
   Purchased liabilities(2)                                  19,077          26,965     (29.3)
   Long-term debt                                            13,343           8,335      60.1
   Other liabilities                                          5,425           4,208      28.9
                                                          ---------       ---------
   Total liabilities                                         95,062          93,017       2.2
   Realized shareholders' equity                              6,478           6,132       5.6
   Accumulated other comprehensive income                     1,722           1,566      10.0
                                                          ---------       ---------
   Total liabilities and shareholders' equity             $ 103,262       $ 100,715       2.5
                                                          =========       =========

   ---------------------------------------------------------------------------------------------------------------------------------
   CREDIT DATA ($ in thousands)
   Allowance for loan losses - beginning                  $ 866,099       $ 874,484      (1.0)%  $ 874,547    $ 871,323       0.4%
   Allowance from acquisitions and other activity - net           -               -         -      (10,210)           -    (100.0)
   Provision for loan losses                                 80,157          30,540     162.5      187,072       80,525     132.3
   Net charge-offs
       Credit card                                              178           1,207     (85.3)         163        1,248     (86.9)
       Other consumer                                        18,053           8,007     125.5       43,629       21,975      98.5
       Residential                                            1,198             491     144.0        5,922        3,536      67.5
       Commercial                                            60,474          20,829     190.3      135,342       50,599     167.5
                                                          ---------       ---------              ---------     --------
   Allowance for loan losses - ending                     $ 866,353       $ 874,490      (0.9)   $ 866,353    $ 874,490      (0.9)
                                                          =========       =========              =========    =========
   Total net charge-offs                                  $  79,903       $  30,534     161.7    $ 185,056    $  77,358     139.2
   Net charge-offs to average loans                            0.46%           0.17%    170.6         0.35%        0.15%    133.3
   Period Ended September 30
   -------------------------
       Nonperforming loans                                $ 490,178       $ 380,942      28.7
       Other real estate owned                               18,931          23,586     (19.7)
                                                          ---------       ---------
   Total nonperforming assets                             $ 509,109       $ 404,528      25.9
                                                          =========       =========

   Allowance to loans                                          1.24%           1.21%      2.5
   Nonperforming assets to total loans
       plus other real estate owned                            0.73            0.56      30.4
   Allowance to nonperforming loans                           176.7           229.6     (23.0)

    (1) Net interest income and net interest margin include the effects of taxable-equivalent adjustments.
    (2) Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.
    (3) Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.
    (4) SunTrust presents a return on average realized shareholders' equity, as well as a return on total shareholders' equity.
         The return on realized shareholders' equity excludes net unrealized security gains.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEET
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------------------------
                                                           As of September 30                       Increase/(Decrease)
                                                   ------------------------------------       --------------------------------
                                                         2001                2000                Amount                  %
------------------------------------------------------------------------------------------------------------------------------
ASSETS

Cash and due from banks                             $   3,608,003       $   3,200,930        $    407,073               12.7%
Interest-bearing deposits in other banks                  104,627              10,410              94,217              905.1
Trading account                                         1,550,883             913,787             637,096               69.7
Securities available for sale (1)                      18,493,304          17,098,832           1,394,472                8.2
Funds sold                                              1,415,846           1,427,318             (11,472)              (0.8)
Loans held for sale                                     3,254,854           1,495,836           1,759,018              117.6

Loans                                                  69,630,249          72,113,649          (2,483,400)              (3.4)
Allowance for loan losses                                (866,353)           (874,490)              8,137               (0.9)
                                                   ---------------   -----------------     ---------------
    Net loans                                          68,763,896          71,239,159          (2,475,263)              (3.5)

Intangible assets                                         858,073             812,079              45,994                5.7
Other assets                                            5,212,549           4,516,401             696,148               15.4
                                                   ---------------   -----------------     ---------------
    Total Assets (2)                                $ 103,262,035       $ 100,714,752        $  2,547,283                2.5
                                                   ===============   =================     ===============

LIABILITIES

Noninterest-bearing deposits                        $  13,023,697       $  13,060,887        $    (37,190)              (0.3)
Interest-bearing consumer and commercial deposits      44,192,944          40,448,398           3,744,546                9.3
                                                   ---------------   -----------------     ---------------
    Total consumer and commercial deposits             57,216,641          53,509,285           3,707,356                6.9
Brokered deposits                                       2,544,652           4,488,000          (1,943,348)             (43.3)
Foreign deposits                                        3,364,761          11,155,585          (7,790,824)             (69.8)
                                                   ---------------   -----------------     ---------------
    Total deposits                                     63,126,054          69,152,870          (6,026,816)              (8.7)

Funds purchased                                        10,242,725           9,301,754             940,971               10.1
Other short-term borrowings                             2,924,641           2,019,907             904,734               44.8
Long-term debt                                         13,343,390           8,334,903           5,008,487               60.1
Other liabilities                                       5,425,326           4,207,515           1,217,811               28.9
                                                   ---------------   -----------------     ---------------
    Total liabilities                                  95,062,136          93,016,949           2,045,187                2.2
                                                   ---------------   -----------------     ---------------

SHAREHOLDERS' EQUITY

Preferred stock, no par value                                   -                   -                   -                  -
Common stock, $1.00 par value                             294,163             323,163             (29,000)              (9.0)
Additional paid in capital                              1,262,518           1,269,792              (7,274)              (0.6)
Retained earnings                                       5,238,398           6,090,868            (852,470)             (14.0)
Treasury stock and other                                 (316,709)         (1,551,714)          1,235,005              (79.6)
                                                   ---------------   -----------------     ---------------

    Realized shareholders' equity                       6,478,370           6,132,109             346,261                5.6

Accumulated other comprehensive income                  1,721,529           1,565,694             155,835               10.0
                                                   ---------------   -----------------     ---------------

    Total shareholders' equity                          8,199,899           7,697,803             502,096                6.5
                                                   ---------------   -----------------     ---------------

    Total Liabilities and Shareholders' Equity      $ 103,262,035       $ 100,714,752        $  2,547,283                2.5
                                                   ===============   =================     ===============

    Common shares outstanding                         288,741,890         297,791,574          (9,049,684)              (3.0)
    Common shares authorized                          750,000,000         750,000,000                   -                  -
    Treasury shares of common stock                     5,420,867          25,371,183         (19,950,316)             (78.6)

(1) Includes net unrealized gains of:                   2,761,050           2,461,858             299,192               12.2
(2) Includes earning assets of:                        91,688,713          90,597,974           1,090,739                1.2

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME
(Dollars in thousands, except per share data)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Three Months Ended
                                                                September 30                    Increase/(Decrease)
                                                     ----------------------------------   -----------------------------------
                                                           2001              2000             Amount                  %
-----------------------------------------------------------------------------------------------------------------------------
Interest income                                          $ 1,509,944        $1,764,216         $ (254,272)          (14.4)%
Interest expense                                             706,115           992,766           (286,651)          (28.9)
                                                     ----------------   ---------------   ----------------
NET INTEREST INCOME                                          803,829           771,450             32,379             4.2
Provision for loan losses                                     80,157            30,540             49,617           162.5
NET INTEREST INCOME AFTER
                                                     ----------------   ---------------   ----------------
 PROVISION FOR LOAN LOSSES                                   723,672           740,910            (17,238)           (2.3)
                                                     ----------------   ---------------   ----------------

NONINTEREST INCOME

Trust and investment management income                       119,786           120,185               (399)           (0.3)
Service charges on deposit accounts                          129,142           116,875             12,267            10.5
Other charges and fees                                        61,316            56,290              5,026             8.9
Mortgage production related income                            43,058            23,809             19,249            80.8
Mortgage servicing related income                                829             7,906             (7,077)          (89.5)
Credit card and other fees                                    28,655            24,250              4,405            18.2
Retail investment services                                    26,802            24,022              2,780            11.6
Investment banking income                                     33,422            35,972             (2,550)           (7.1)
Trading account profits and commissions                       30,048             4,924             25,124           510.2
Other noninterest income                                      41,183            33,586              7,597            22.6
Securities gains (losses)                                     36,161              (586)            36,747         6,270.8
                                                     ----------------   ---------------   ----------------
Total noninterest income                                     550,402           447,233            103,169            23.1
                                                     ----------------   ---------------   ----------------

NONINTEREST EXPENSE

Personnel expense                                            447,373           400,899             46,474            11.6
Net occupancy expense                                         55,080            51,915              3,165             6.1
Equipment expense                                             49,907            47,191              2,716             5.8
Outside processing and software                               51,639            42,385              9,254            21.8
Marketing and customer development                            25,320            25,315                  5             0.0
Amortization of intangible assets                              8,413             8,889               (476)           (5.4)
Merger-related expenses (2)                                        -             8,255             (8,255)         (100.0)
Other noninterest expense                                    139,080           121,721             17,359            14.3
                                                     ----------------   ---------------   ----------------
Total noninterest expense                                    776,812           706,570             70,242             9.9
                                                     ----------------   ---------------   ----------------

INCOME BEFORE INCOME TAXES
   AND EXTRAORDINARY LOSS                                    497,262           481,573             15,689             3.3
Provision for income taxes                                   163,118           154,753              8,365             5.4
                                                     ----------------   ---------------   ----------------
INCOME BEFORE EXTRAORDINARY LOSS                             334,144           326,820              7,324             2.2
Extraordinary loss, net of taxes (3)                               -                 -                  -               -
                                                     ----------------   ---------------   ----------------
NET INCOME                                               $   334,144        $  326,820         $    7,324             2.2
                                                     ================   ===============   ================
Net interest income (taxable-equivalent)(1)                  813,880           781,536             32,344             4.1

Earnings per share
   Diluted
       Income before extraordinary loss                  $      1.15        $     1.10         $     0.05             4.5
       Extraordinary loss                                          -                 -                  -               -
                                                     ----------------   ---------------   ----------------
       Net income                                               1.15              1.10               0.05             4.5

   Basic
       Income before extraordinary loss                         1.17              1.11               0.06             5.4
       Extraordinary loss                                          -                 -                  -               -
                                                     ----------------   ---------------   ----------------
       Net income                                               1.17              1.11               0.06             5.4

Cash dividends paid per common share                            0.40              0.37               0.03             8.1
Average shares outstanding (000s)
   Diluted                                                   289,601           298,558             (8,957)           (3.0)
   Basic                                                     285,571           295,575            (10,004)           (3.4)

-----------------------------------------------------------------------------------------------------------------------------
                                                              Nine Months Ended
                                                                 September 30                   Increase/(Decrease)
                                                       ---------------------------------   ----------------------------------
                                                            2001              2000               Amount                %
-----------------------------------------------------------------------------------------------------------------------------
Interest income                                            $4,888,476        $5,047,094        $ (158,618)           (3.1)%
Interest expense                                            2,455,887         2,724,021          (268,134)           (9.8)
                                                       ---------------   ---------------   ---------------
NET INTEREST INCOME                                         2,432,589         2,323,073           109,516             4.7
Provision for loan losses                                     187,072            80,525           106,547           132.3
NET INTEREST INCOME AFTER
                                                       ---------------   ---------------   ---------------
 PROVISION FOR LOAN LOSSES                                  2,245,517         2,242,548             2,969             0.1
                                                       ---------------   ---------------   ---------------

NONINTEREST INCOME

Trust and investment management income                        368,880           372,536            (3,656)           (1.0)
Service charges on deposit accounts                           374,753           340,730            34,023            10.0
Other charges and fees                                        174,386           155,802            18,584            11.9
Mortgage production related income                            127,755            62,975            64,780           102.9
Mortgage servicing related income                               4,868            23,319           (18,451)          (79.1)
Credit card and other fees                                     84,211            70,719            13,492            19.1
Retail investment services                                     78,845            85,370            (6,525)           (7.6)
Investment banking income                                      66,925            90,964           (24,039)          (26.4)
Trading account profits and commissions                        84,637            15,495            69,142           446.2
Other noninterest income                                      111,867           102,338             9,529             9.3
Securities gains (losses)                                     121,006             7,807           113,199         1,450.0
                                                       ---------------   ---------------   ---------------
Total noninterest income                                    1,598,133         1,328,055           270,078            20.3
                                                       ---------------   ---------------   ---------------

NONINTEREST EXPENSE

Personnel expense                                           1,311,950         1,235,570            76,380             6.2
Net occupancy expense                                         156,862           151,865             4,997             3.3
Equipment expense                                             138,796           149,496           (10,700)           (7.2)
Outside processing and software                               142,122           128,384            13,738            10.7
Marketing and customer development                             71,308            75,472            (4,164)           (5.5)
Amortization of intangible assets                              37,697            26,660            11,037            41.4
Merger-related expenses (2)                                         -            40,071           (40,071)         (100.0)
Other noninterest expense                                     424,612           323,151           101,461            31.4
                                                       ---------------   ---------------   ---------------
Total noninterest expense                                   2,283,347         2,130,669           152,678             7.2
                                                       ---------------   ---------------   ---------------

INCOME BEFORE INCOME TAXES
   AND EXTRAORDINARY LOSS                                   1,560,303         1,439,934           120,369             8.4
Provision for income taxes                                    523,664           476,206            47,458            10.0
                                                       ---------------   ---------------   ---------------
INCOME BEFORE EXTRAORDINARY LOSS                            1,036,639           963,728            72,911             7.6
Extraordinary loss, net of taxes (3)                           17,824                 -            17,824           100.0
                                                       ---------------   ---------------   ---------------
NET INCOME                                                 $1,018,815        $  963,728        $   55,087             5.7
                                                       ===============   ===============   ===============
Net interest income (taxable-equivalent)(1)                 2,463,249         2,352,336           110,913             4.7

Earnings per share
   Diluted
       Income before extraordinary loss                    $     3.54        $     3.19        $     0.35            11.0
       Extraordinary loss                                        0.06                 -              0.06           100.0
                                                       ---------------   ---------------   ---------------
       Net income                                                3.48              3.19              0.29             9.1

   Basic
       Income before extraordinary loss                          3.59              3.22              0.37            11.5
       Extraordinary loss                                        0.06                 -              0.06           100.0
                                                       ---------------   ---------------   ---------------
       Net income                                                3.53              3.22              0.31             9.6

Cash dividends paid per common share                             1.20              1.11              0.09             8.1
Average shares outstanding (000s)
   Diluted                                                    292,347           302,465           (10,118)           (3.3)
   Basic                                                      288,395           299,327           (10,932)           (3.7)

(1) Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.
(2) 2000 results include merger-related expenses, net of tax, of $5.4 million and $26.0 million for the three months and nine months ended September 30, 2000, respectively.
(3) Results for the nine months ended September 30, 2001 include an extraordinary loss of $17.8 million, net of tax, for the early extinguishment of debt during the second quarter of 2001.

SunTrust Banks, Inc. and Subsidiaries
SELECTED FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
                                                             3rd QTR.     2nd QTR.       1st QTR.       4th QTR.      3rd QTR.
                                                               2001         2001           2001           2000          2000
-----------------------------------------------------------------------------------------------------------------------------------
RESULTS OF OPERATIONS
---------------------
(in thousands, except per share data)

Net interest income                                      $   803,829    $   823,903    $  804,857    $  785,365    $ 771,450
Provision for loan losses                                     80,157         39,615        67,300        53,449       30,540
                                                         -----------    -----------    ----------    ----------    ---------
Net credit income                                            723,672        784,288       737,557       731,916      740,910
Securities gains (losses)                                     36,161         27,728        57,117        (1,191)        (586)
Other noninterest income                                     514,241        494,084       468,802       446,761      447,819
                                                         -----------    -----------    ----------    ----------    ---------
Net credit and noninterest income                          1,274,074      1,306,100     1,263,476     1,177,486    1,188,143
Noninterest expense                                          776,812        763,838       742,697       697,864      706,570
                                                         -----------    -----------    ----------    ----------    ---------
Income before income taxes
     and extraordinary loss                                  497,262        542,262       520,779       479,622      481,573
Provision for income taxes                                   163,118        177,292       183,254       149,250      154,753
                                                         -----------    -----------    ----------    ----------    ---------
Income before extraordinary loss                             334,144        364,970       337,525       330,372      326,820
Extraordinary loss, net of taxes                                   -         17,824             -             -            -
                                                         -----------    -----------    ----------    ----------    ---------
Net Income                                               $   334,144    $   347,146    $  337,525    $  330,372    $ 326,820
                                                         ===========    ===========    ==========    ==========    =========
Net interest income (taxable-equivalent)                     813,880        834,142       815,227       796,090      781,536

Earnings per share
   Diluted
     Income before extraordinary loss                    $      1.15    $      1.25      $   1.14    $     1.11       $ 1.10
     Extraordinary loss                                            -           0.06             -             -            -
                                                         -----------    -----------    ----------    ----------    ---------
Net income                                                      1.15           1.19          1.14          1.11         1.10
   Basic
     Income before extraordinary loss                           1.17           1.27          1.16          1.13         1.11
     Extraordinary loss                                            -           0.06             -             -            -
                                                         -----------    -----------    ----------    ----------    ---------
     Net income                                                 1.17           1.21          1.16          1.13         1.11

Dividends paid per common share                                 0.40           0.40          0.40          0.37         0.37
Average shares outstanding(000s)
     Diluted                                                 289,601        291,677       295,832       296,461      298,558
     Basic                                                   285,571        287,878       291,805       293,390      295,575
----------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
-------------------------
(in millions)
Total assets                                             $   101,246    $   103,194    $  103,225    $  101,246     $ 99,392
Earning assets                                                90,588         92,571        92,554        90,680       89,664
Unrealized gains on securities available for sale              2,602          2,562         2,868         2,681        2,365
Loans                                                         69,024         69,900        71,654        71,775       71,507
Interest-bearing liabilities                                  75,243         77,090        77,518        75,548       74,914
Total deposits                                                63,168         64,361        65,409        67,182       67,158
Shareholders' equity                                           7,996          7,873         8,089         7,844        7,487
----------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
---------------
Net interest margin                                             3.56%          3.61%         3.57%         3.49%        3.47
Return on average assets                                        1.34           1.38          1.36          1.33         1.34
Return on average realized equity                              21.02          22.43         21.85         21.40        21.62
Return on average total equity                                 16.58          17.68         16.92         16.75        17.36
----------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
-----------
(Dollars in thousands)
Allowance for loan losses - beginning                    $   866,099    $   871,964    $  874,547    $  874,490    $ 874,484
Allowance from acquisitions and other activity - net               -         (6,660)       (3,550)            -            -
Provision for loan losses                                     80,157         39,615        67,300        53,449       30,540
Net charge-offs                                               79,903         38,820        66,333        53,392       30,534
                                                         -----------    -----------    ----------    ----------    ---------
Allowance for loan losses - ending                           866,353        866,099       871,964       874,547      874,490
                                                         ===========    ===========    ==========    ==========    =========
Net charge-offs to average loans                                0.46%          0.22%         0.38%         0.30%        0.17%
Period Ended
------------
Nonperforming loans                                      $   490,178    $   411,166    $  348,652     $ 405,270    $ 380,942
Other real estate owned                                       18,931         20,265        20,646        23,004       23,586
                                                         -----------    -----------    ----------    ----------    ---------
Nonperforming assets                                     $   509,109    $   431,431    $  369,298    $  428,274    $ 404,528
                                                         ===========    ===========    ==========    ==========    =========
Allowance to period-end loans                                   1.24%          1.26%         1.24%         1.21%        1.21%
Nonperforming assets to total loans
     plus other real estate                                     0.73           0.63          0.52          0.59         0.56
Allowance to nonperforming loans                               176.7          210.6         250.1         215.8        229.6

                                                            --------------------------------
                                                                     Nine Months Ended
                                                                        September 30
                                                                   2001            2000
                                                            --------------------------------
RESULTS OF OPERATIONS
---------------------
(in thousands, except per share data)

Net interest income                                           $2,432,589        $2,323,073
Provision for loan losses                                        187,072            80,525
                                                              ----------        ----------
Net credit income                                              2,245,517         2,242,548
Securities gains (losses)                                        121,006             7,807
Other noninterest income                                       1,477,127         1,320,248
                                                              ----------        ----------
Net credit and noninterest income                              3,843,650         3,570,603
Noninterest expense                                            2,283,347         2,130,669
                                                              ----------        ----------
Income before income taxes
     and extraordinary loss                                    1,560,303         1,439,934
Provision for income taxes                                       523,664           476,206
                                                              ----------        ----------
Income before extraordinary loss                               1,036,639           963,728
Extraordinary loss, net of taxes                                  17,824                 -
                                                              ----------        ----------
Net Income                                                    $1,018,815        $  963,728
                                                              ==========        ==========
Net interest income (taxable-equivalent)                       2,463,249         2,352,336

Earnings per share
   Diluted
     Income before extraordinary loss                         $     3.54        $     3.19
     Extraordinary loss                                             0.06                 -
                                                              ----------        ----------
Net income                                                          3.48              3.19
   Basic
     Income before extraordinary loss                               3.59              3.22
     Extraordinary loss                                             0.06                 -
                                                              ----------        ----------
     Net income                                                     3.53              3.22

Dividends paid per common share                                     1.20              1.11
Average shares outstanding(000s)
     Diluted                                                     292,347           302,465
     Basic                                                       288,395           299,327
------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
-------------------------
(in millions)
Total assets                                                  $  102,548        $   97,441
Earning assets                                                    91,897            87,914
Unrealized gains on securities available for sale                  2,676             2,244
Loans                                                             70,183            69,463
Interest-bearing liabilities                                      76,609            73,285
Total deposits                                                    64,304            66,527
Shareholders' equity                                               7,986             7,387
------------------------------------------------------------------------------------------
SELECTED RATIOS
---------------
Net interest margin                                                 3.58%             3.57%
Return on average assets                                            1.36              1.35
Return on average realized equity                                  21.76             21.47
Return on average total equity                                     17.06             17.43
------------------------------------------------------------------------------------------
CREDIT DATA
-----------
(Dollars in thousands)
Allowance for loan losses - beginning                         $  874,547        $  871,323
Allowance from acquisitions and other activity - net             (10,210)                -
Provision for loan losses                                        187,072            80,525
Net charge-offs                                                  185,056            77,358
                                                              ----------        ----------
Allowance for loan losses - ending                               866,353           874,490
                                                              ==========        ==========
Net charge-offs to average loans                                    0.35%             0.15%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES
AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

-------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended
                                                 ------------------------------------------------------
                                                     September 30, 2001       September 30, 2000
-------------------------------------------------------------------------------------------------------

                                                    Average        Yields/       Average       Yields/
                                                    Balances        Rates       Balances        Rates
                                                 ---------------  ----------  --------------  ---------
Assets
Loans:
  Taxable                                            $ 67,894.6        6.79%    $ 70,427.3         8.15%
  Tax-exempt                                            1,129.4        6.71         1,079.6        7.79
                                                 ---------------------------  -------------------------
    Total loans                                        69,024.0        6.79        71,506.9        8.14
Securities available for sale:
  Taxable                                              15,152.8        6.52        14,146.9        6.75
  Tax-exempt                                              447.8        8.10           456.5        7.59
                                                 ---------------------------  -------------------------
    Total securities available for sale                15,600.6        6.56        14,603.4        6.77
Funds sold                                              1,271.6        3.62         1,587.2        6.68
Loans held for sale                                     3,182.5        7.16         1,395.0        8.12
Other short-term investments                            1,509.3        3.08           571.1        5.11
                                                 ---------------------------  -------------------------
    Total earning assets                               90,588.0        6.66        89,663.6        7.87
Allowance for loan losses                                (872.8)                     (868.9)
Cash and due from banks                                 3,315.2                     3,083.6
Premises and equipment                                  1,594.2                     1,628.1
Other assets                                            4,019.0                     3,520.7
Unrealized gains on securities
 available for sale                                     2,602.4                     2,365.1
                                                 ---------------------------  -------------------------
    Total assets                                    $ 101,246.0                  $ 99,392.2
                                                 ===========================  =========================
Liabilities and Shareholders' Equity
Interest-bearing deposits:
  NOW/Money market accounts                          $ 25,254.1        2.52%     $ 19,904.4        3.26%
  Savings                                               6,004.6        2.65         6,324.0        3.70
  Consumer time                                         8,870.2        5.01        10,151.8        5.53
  Other time                                            3,783.0        4.95         4,221.4        5.84
                                                 ---------------------------  -------------------------
    Total interest-bearing consumer
     and commercial deposits                           43,911.9        3.25        40,601.6        4.17
  Brokered deposits                                     2,797.6        3.97         3,815.3        6.77
  Foreign deposits                                      3,289.0        3.55         9,701.5        6.62
                                                 ---------------------------  -------------------------
    Total interest-bearing deposits                    49,998.5        3.31        54,118.4        4.79
Funds purchased                                        10,616.7        3.17        11,050.9        6.35
Other short-term borrowings                             1,702.1        3.40         1,365.8        6.44
Long-term debt                                         12,926.0        5.81         8,378.4        6.78
                                                 ---------------------------  -------------------------
    Total interest-bearing liabilities                 75,243.3        3.72        74,913.5        5.27
Noninterest-bearing deposits                           13,169.2                    13,039.7
Other liabilities                                       4,837.4                     3,951.6
Realized shareholders' equity                           6,305.4                     6,012.8
Accumulated other comprehensive income                  1,690.7                     1,474.6
                                                 ---------------------------  -------------------------
    Total liabilities and shareholders' equity      $ 101,246.0                  $ 99,392.2
                                                 ===========================  =========================

Interest rate spread                                                   2.94%                      2.60%
                                                 ---------------------------  -------------------------


Net Interest Margin                                                    3.56%                      3.47%
                                                 ---------------------------  -------------------------

------------------------------------------------------------------------------------------------------
                                                                Nine Months Ended
                                                  ----------------------------------------------------
                                                     September 30, 2001       September 30, 2000
------------------------------------------------------------------------------------------------------

                                                    Average       Yields/       Average       Yields/
                                                    Balances       Rates        Balances       Rates
                                                  -------------   ---------   -------------   --------
Assets
Loans:
  Taxable                                           $ 69,076.1        7.37%     $ 68,405.0        7.99%
  Tax-exempt                                           1,107.2        7.22         1,058.3        7.64
                                                  -------------------------   ------------------------
    Total loans                                       70,183.3        7.36        69,463.3        7.98
Securities available for sale:
  Taxable                                             15,940.5        6.69        14,552.8        6.70
  Tax-exempt                                             451.1        8.27           478.3        7.55
                                                  -------------------------   ------------------------
    Total securities available for sale               16,391.6        6.73        15,031.1        6.73
Funds sold                                             1,269.4        4.62         1,478.5        6.37
Loans held for sale                                    2,671.2        7.31         1,370.7        7.53
Other short-term investments                           1,381.5        3.76           570.1        4.71
                                                  -------------------------   ------------------------
    Total earning assets                              91,897.0        7.16        87,913.7        7.71
Allowance for loan losses                               (879.4)                     (872.5)
Cash and due from banks                                3,336.9                     3,266.5
Premises and equipment                                 1,604.2                     1,627.8
Other assets                                           3,912.9                     3,262.0
Unrealized gains on securities
 available for sale                                    2,676.4                     2,243.9
                                                  -------------------------   ------------------------
    Total assets                                    $102,548.0                  $ 97,441.4
                                                  =========================   ========================
Liabilities and Shareholders' Equity
Interest-bearing deposits:
  NOW/Money market accounts                         $ 23,417.2        2.89%     $ 20,164.5        3.08%
  Savings                                              6,092.7        3.14         6,477.0        3.46
  Consumer time                                        9,273.1        5.35         9,925.8        5.21
  Other time                                           3,947.5        5.49         4,001.5        5.66
                                                  -------------------------   ------------------------
    Total interest-bearing consumer
     and commercial deposits                          42,730.5        3.70        40,568.8        3.92
  Brokered deposits                                    2,519.0        4.99         3,056.5        6.44
  Foreign deposits                                     5,788.1        4.83         9,822.7        6.26
                                                  -------------------------   ------------------------
    Total interest-bearing deposits                   51,037.6        3.89        53,448.0        4.49
Funds purchased                                       11,601.9        4.21        10,596.4        5.97
Other short-term borrowings                            1,597.7        4.57         1,438.0        6.20
Long-term debt                                        12,371.4        5.94         7,802.8        6.62
                                                  -------------------------   ------------------------
    Total interest-bearing liabilities                76,608.6        4.29        73,285.2        4.97
Noninterest-bearing deposits                          13,266.5                    13,079.3
Other liabilities                                      4,687.0                     3,690.0
Realized shareholders' equity                          6,259.7                     5,995.1
Accumulated other comprehensive income                 1,726.2                     1,391.8
                                                  -------------------------   ------------------------
    Total liabilities and shareholders' equity      $102,548.0                  $ 97,441.4
                                                  =========================   ========================

Interest rate spread                                                  2.87%                       2.74%
                                                  -------------------------   ------------------------


Net Interest Margin                                                   3.58%                       3.57%
                                                  -------------------------   ------------------------

SunTrust Banks, Inc. and Subsidiaries
APPENDIX TO THE PRESS RELEASE
(Dollars in thousands)

----------------------------------------------------------------------------------------------------------

                                                       3rd QTR.           2nd QTR.            3rd QTR.
                                                         2001               2001                2000
----------------------------------------------------------------------------------------------------------
The following table reflects adjustments for unusual transactions for trend analysis purposes:

ADJUSTED NONINTEREST EXPENSE
----------------------------

Reported noninterest expense                          $ 776,812          $ 763,838           $ 706,570
Adjustments:
  Wachovia merger proposal expenses                      32,000                  -                   -
  One Bank Initiative (1)                                17,492             14,700                   -
  Sale of STI Credit Corporation business (2)                 -             17,400                   -
  Merger-related expenses                                     -                  -               8,255
                                                      ----------         ----------          ----------
Total adjusted noninterest expense                    $ 727,320          $ 731,738           $ 698,315
                                                      ==========         ==========          ==========

(1)  Expenses included in personnel expense and other noninterest expense.
(2) Comprised of approximately $12.7 million in additional goodwill amortization and $4.7 million in other expenses. Additionally, as part of the sale of this business, $6.7 million in allowance for loan losses was transferred.